UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2010
TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number: 001-32504

Delaware	20-2311383

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

Two Westbrook Corporate Center
Suite 1070
Westchester, IL	60154

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On September 13, 2010, TreeHouse Foods, Inc. (NYSE: THS) (“TreeHouse”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with STSF Holdings LLC (the “Seller”), STSF Holdings, Inc. (“Holdings”) and S.T. Specialty Foods, Inc., a wholly owned subsidiary of Holdings (“S.T. Specialty Foods”), to acquire all of the outstanding capital stock of Holdings. S.T. Specialty Foods, headquartered in Brooklyn Park, Minnesota, produces private label macaroni and cheese, skillet dinners and other value-added side dishes and salads.
     The purchase price is $180 million in cash, payable at closing, and is subject to adjustment for working capital and other items. Pursuant to the terms of the Purchase Agreement, TreeHouse will enter into an Earnout Agreement with the Seller that provides for the payment of up to an additional $15 million to the Seller if S.T. Specialty Foods achieves certain earnings targets for the 12 month period ending December 31, 2010. TreeHouse intends to finance the transaction through borrowings under TreeHouse’s existing revolving credit facility. The transaction is structured as a purchase of all of the issued and outstanding capital stock of Holdings. The Purchase Agreement contains customary representations, warranties, covenants and conditions, as well as indemnification provisions subject to specified limitations. The closing of the transaction is subject to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other customary closing conditions. The transaction is expected to close in October 2010. The Purchase Agreement is subject to termination if the transaction is not completed before October 31, 2010.
Item 2.02. Results of Operations and Financial Condition
     On September 13, 2010, TreeHouse issued a press release announcing the execution of the Purchase Agreement and announcing the expected financial impact of the transaction. A copy of the press release is attached hereto as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure
     See “Item 2.02. Results of Operations and Financial Condition” above.
     The information in this Form 8-K under Item 2.02 and Item 7.01 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in any such filing.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits

Exhibit
Number	Description

2.1	Securities Purchase Agreement, dated as of September 13, 2010, among STSF Holdings LLC, STSF Holdings, Inc., S.T. Specialty Foods, Inc. and TreeHouse Foods, Inc.

2.2	Earnout Agreement between STSF Holdings LLC and TreeHouse Foods, Inc. (Exhibit A to the Securities Purchase Agreement)

99.1	Press Release dated September 13, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.
Date: September 13, 2010	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Senior Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit	Exhibit
Number	Description

2.1	Securities Purchase Agreement, dated as of September 13, 2010, among, STSF Holdings LLC, STSF Holdings, Inc., S.T. Specialty Foods, Inc. and TreeHouse Foods, Inc.

2.2	Earnout Agreement between STSF Holdings LLC and TreeHouse Foods, Inc. (Exhibit A to the Securities Purchase Agreement)

99.1	Press Release dated September 13, 2010.

4